Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Security Agreement”), dated as of November 9, 2011, among AXION INTERNATIONAL HOLDINGS, INC., a Colorado corporation (“Borrower”) and SAMUEL G. ROSE, an individual resident of the State of Florida (the “Lender”).

RECITALS

Whereas, Borrower and Lender, concurrently herewith, have entered into that certain Revolving Credit Agreement (the “Credit Agreement”), a Revolving Credit Note, UCC financing statements, and other documents and agreements, providing for a revolving loan from Lender to Borrower of up to $2 Million.

Whereas, pursuant to the Credit Agreement, Borrower has agreed to grant a security interest in certain assets of Borrower to Lender to secure Borrower’s obligations to Lender.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the parties hereto, intending to be legally bound, hereby agree as follows:

Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefore in the Credit Agreement.  The term “State,” as used herein, means the State of Maryland.  All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein.  However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.

Grant of Security Interest. The Borrower hereby grants to the Lender, to secure the payment and performance in full of all of the Secured Obligations, a security interest in and pledge and assign to the Lender the following properties, assets and rights of the Borrower, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”): all Inventory and Accounts.

Authorization to File Financing Statements. The Borrower hereby irrevocably authorizes the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto with respect to the Collateral.

Other Actions as to any and all Collateral. The Borrower agrees, upon request of the Lender and at the Lender’s option, to take any and all other actions as the Lender may determine to be necessary or useful for the attachment and perfection of, and the ability of the Lender to enforce, the Lender’s security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Borrower’s signatures thereon is required therefore, (b) causing the Lender’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Lender, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Lender and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Lender to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

Covenants Concerning Borrower’s Legal Status. Borrower covenants with the Lender as follows: without providing at least 30 days’ prior written notice to the Lender, (a) Borrower will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if Borrower does not have an organizational identification number and later obtains one, Borrower will forthwith notify the Lender of such organizational identification number, and (c) Borrower will not change its type of organization, jurisdiction of organization or other legal structure.

Collateral Protection Expenses; Preservation of Collateral.  In the Lender’s discretion, if the Borrower fails to do so, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums.  The Borrower agrees to reimburse the Lender on demand for all expenditures so made.  The Lender shall have no obligation to the Borrower to make any such expenditures, nor shall the making thereof be construed as a waiver or cure any Default or Event of Default.

Notification to Account Debtors and Other Persons Obligated on Collateral. If a Default or an Event of Default shall have occurred and be continuing, the Borrower shall, at the request and option of the Lender, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Lender in any account or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender’s agent therefore, and the Lender may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon the Borrower, so notify account debtors and other persons obligated on Collateral.  After the making of such a request or the giving of any such notification, the Borrower shall hold any proceeds of collection of accounts and other Collateral received by the Borrower as trustee for the Lender without commingling the same with other funds of the Borrower and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments.  The Lender shall apply the proceeds of collection of accounts and other Collateral received by the Lender to the Secured Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

Power of Attorney.

Appointment and Powers of Lender. The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Borrower or in the Lender’s own name, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

upon the occurrence and during the continuance of a Default or an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Borrower’s expense, at any time, or from time to time, all acts and things which the Lender deems necessary or useful to protect, preserve or realize upon the Collateral and the Lender’s security interest therein, in order to effect the intent of this Security Agreement, all no less fully and effectively as the Borrower might do; and

to the extent that the Borrower’s authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without the Borrower’s signatures, or a photocopy of this Security Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in the Borrower’s name such financing statements and amendments thereto and continuation statements which may require the Borrower’s signature.

Ratification by Borrower. To the extent permitted by law, the Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

No Duty on Lender. The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Lender’s own gross negligence or willful misconduct.

Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Lender, without any other notice to or demand upon the Borrower, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Borrower can give authority therefore, enter upon any premises on which the Collateral may be situated and remove the same therefrom.  The Lender may in its discretion require the Borrower to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Borrower’s principal office or at such other locations as the Lender may reasonably designate.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Borrower at least five (5) Business Days’ prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made.  The Borrower hereby acknowledges that five (5) Business Days’ prior written notice of such sale or sales shall be reasonable notice.  In addition, the Borrower waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

No Waiver by Lender, etc.  The Lender shall not be deemed to have waived any of its rights and remedies in respect of the Secured Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender.  No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.  All rights and remedies of the Lender with respect to the Secured Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF MARYLAND.  THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES DISTRICT COURT OR MARYLAND STATE COURT SITTING IN MONTGOMERY COUNTY, MARYLAND, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO ENTER INTO THE FINANCING TRANSACTION.  IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE LENDER’S  ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN OR ANY OTHER DOCUMENT RELATED HERETO OR THERETO.

Miscellaneous. The headings of each section of this Security Agreement are for convenience only and shall not define or limit the provisions thereof.  This Security Agreement and all rights and obligations hereunder shall be binding upon the Borrower and their successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.  If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Security Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.  The Borrower acknowledges receipt of a copy of this Security Agreement.

[Balance of page intentionally left blank.  Signature page follows.]

IN WITNESS WHEREOF, intending to be legally bound, the Borrower has caused this Security Agreement to be duly executed as of the date first above written.

AXION INTERNATIONAL HOLDINGS, INC.
a Colorado corporation

By:	/s/ Steve Silverman
Print Name:	Steve Silverman
Title:	Chief Executive Officer

IN WITNESS WHEREOF, intending to be legally bound, the Lender has caused this Security Agreement to be duly executed as of the date first above written.

/s/ Samuel G. Rose
Samuel G. Rose